                                                                    EXHIBIT 10.3

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

          REGISTRATION RIGHTS AGREEMENT ("Agreement"), dated as of February 23,
                                          ---------
2001, by and among LIBERTY DIGITAL, INC., a Delaware corporation (the "Company")
                                                                       -------
and SONY PICTURES CABLE VENTURES I INC. ("SPCV") and TGSC MANAGEMENT, INC.
                                          ----
("TGSC", and collectively with SPCV, "Stockholder").
------                                -----------

          WHEREAS, the Company and Stockholder are parties to a Membership Interest Purchase Agreement dated as of the date hereof (the "Transaction
                                                              -----------
Agreement"), providing for the issuance of Series A Common Stock, par value
---------
$0.01 per share, of the Company (the "Series A Common Stock") to Stockholder;
                                      ---------------------
and

          WHEREAS, in connection with the transactions contemplated by the Transaction Agreement, Stockholder will receive shares of the Series A Common Stock, which are "restricted securities" (as defined in Rule 144 under the
                  ---------------------
Securities Act of 1933, as amended) and the Company has agreed to provide Stockholder with the registration rights set forth herein.

          NOW THEREFORE, in consideration of the premises and of the mutual agreements and covenants hereinafter set forth, the parties hereto agree as follows:

     1.   Certain Definitions.
          -------------------

          Additional Period:  As defined in Section 3(c).
          ------------------

          Affiliate:  When used with respect to a specified Person, means any
          ----------
other Person that, directly or indirectly through one or more intermediaries, Controls, is Controlled by or is under common Control with such first Person.

          Business Day:  Any day other than a Saturday, Sunday or holiday on
          ------------
which banking institutions in the City of New York are not required to be open.

          Commission:  The Securities and Exchange Commission, or any other
          ----------
Federal agency at the time administering the Securities Act or the Exchange Act.

          Company Indemnified Parties: As defined in Section 6(b).
          ---------------------------

          Control:  As to any Person, means the possession, direct or indirect,
          -------
of the affirmative power to direct or cause the direction of the management and policies of such Person (whether through ownership of securities, partnership interests or other ownership interests, by contract, by membership or involvement in the board of directors, management committee or other management structure of such Person, or otherwise).

          Demand Notice:  As defined in Section 2(b).
          -------------

          Demand Registration:  As defined in Section 2(a).
          -------------------

          Document:  As defined in Section 4(a)(i).
          ---------
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          Exchange Act:  The Securities Exchange Act of 1934, as amended, or any
          ------------
successor Federal statute, and the rules and regulations of the Commission promulgated thereunder, as they each may, from time to time, be in effect.

          Filing Date:  As defined in Section 4(a)(i).
          -----------

          Holder:  Each of Stockholder and any Person to whom Stockholder (or
          ------
any assignee of Stockholder) has assigned its rights hereunder pursuant to
Section 13 hereof for so long as each holds of record any Registrable Shares, and the term "Holders" means all or any combination of the foregoing.
              -------

          Holder Representative:  Prior to the appointment of the Representative
          ---------------------
pursuant to Section 13, SPCV, and after the appointment of the Representative pursuant to Section 13, the Representative.

          Indemnified Party:  As defined in Section 6(c).
          -----------------

          Indemnifying Party:  As defined in Section 6(c).
          ------------------

          Losses:  As defined in Section 6(a).
          ------

          Market Value:  As to each Registrable Share at any date, the average
          ------------
of the daily closing prices for shares of the Series A Common Stock for the 20 consecutive trading days before the day in question. The closing price for such shares for each day shall be the last reported sale price or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, in either case on the principal United States securities exchange registered under the Exchange Act on which such shares are listed or admitted to trading, or if they are not listed or admitted to trading on any such exchange, the last reported sale price (or the average of the quoted closing bid and asked prices if no sale is reported) as reported on the Nasdaq Stock Market, or any comparable system, or if such shares are not quoted on the Nasdaq Stock Market, or any comparable system, the average of the closing bid and asked prices as furnished by any market maker in such shares who is a member of the National Association of Securities Dealers, Inc.

          Optional Registration Notice:  As defined in Section 3(c).
          ----------------------------

          Optional Registration:  As defined in Section 3(c).
          ---------------------

          Optional Shares:  Shares of the Series A Common Stock acquired by
          ---------------
Stockholder pursuant to the Transaction Agreement and any other shares of capital stock of the Company issued (or issuable upon the conversion or exercise of any option, warrant, right or other security which is issued) in respect or in replacement of such shares as a result of stock splits, stock dividends, reclassifications, recapitalizations, mergers, consolidations or similar events which in each case are no longer Registrables Shares solely as a result of the Holder's ability to publicly resell such shares without registration under the Securities Act (and without limitations as to volume or manner of sale, or both).

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          Person:  means an individual, partnership, corporation, limited
          ------
liability company, trust, unincorporated organization, association, or joint venture or a government or any agency, political subdivision or instrumentality thereof.

          Postponement Extension Days: means the total number of days by which
          ---------------------------
the Company has postponed its obligations with respect to the filing of a Registration Statement pursuant to Section 2(d).

          Prospectus:  The prospectus included in the Registration Statement as
          ----------
of the date it becomes effective under the Securities Act and, in the case of references to the Prospectus as of a date subsequent to the effective date of the Registration Statement, as amended or supplemented as of such date, including all documents incorporated by reference therein, as amended, and each prospectus supplement relating to the offering and sale of any of the Registrable Shares.

          Registrable Shares:  Shares of the Series A Common Stock acquired by
          ------------------
Stockholder pursuant to the Transaction Agreement (which are not otherwise the subject of an effective registration statement under the Securities Act) and any other shares of capital stock of the Company issued (or issuable upon the conversion or exercise of any option, warrant, right or other security which is issued) in respect or in replacement of such shares as a result of stock splits, stock dividends, reclassifications, recapitalizations, mergers, consolidations or similar events. References in this Agreement to amounts or percentages of Registrable Shares as of or on any particular date shall be deemed to refer to amounts or percentages after giving effect to any applicable events contemplated by the preceding sentence. Any Registrable Share will cease to be a Registrable Share when (i) a registration statement covering such Registrable Share has been declared effective by the Commission and such Registrable Share has been disposed of pursuant to such effective registration statement, (ii) such Registrable Share is no longer held by a Holder, (iii) the Rule 144 Sale Date shall have occurred or (iv) such Registrable Share ceases to be outstanding; provided, however, that notwithstanding the provisions of clause (iii) above,
--------  -------
(1) a share of Series A Common Stock shall not cease to be a Registrable Share because the Rule 144 Sale Date shall have occurred if on the Rule 144 Sale Date such share (x) was specified for inclusion in a Registration Statement pursuant to a Demand Notice delivered to the Company prior to the sixtieth (60th) day preceding the Rule 144 Sale Date or (y) is covered by a registration statement which has been declared effective by the Commission prior to the Rule 144 Sale Date; and (2) notwithstanding the provisions of clause (1) above, such share shall cease to be a Registrable Share upon the earlier to occur of (A) the disposition of such share and (B) the expiration of the Company's obligation (as set forth in Sections 4(a)(iii) and 4(b) hereof) to maintain the effectiveness of the Registration Statement covering such share.

          Registration Statement:  A registration statement of the Company on
          ----------------------
any form (to be selected by the Company) for which the Company then qualifies and which permits the secondary resale thereunder of the number of Registrable Shares required pursuant to this Agreement to be included therein. The term "Registration Statement" shall also include all exhibits and financial statements and schedules and documents incorporated by reference in such Registration Statement when it becomes effective under the Securities Act, and in the case of the references to the Registration Statement as of a date subsequent to the effective date, as amended or supplemented as of such date.

          Representative:  As defined in Section 13.
          --------------

          Reviewed Sections:  As defined in Section 4(a)(i).
          -----------------

          Rule 144 Sale Date:  means the date a Registrable Share may be
          ------------------
publicly resold without registration under the Securities Act and without regard as to volume or manner of sale restrictions (the "Free Sale Date"); provided, in
                                                  --------------    --------
the event of (i) a postponement pursuant to Section 2(d) of the filing of a Registration Statement, (ii) a suspension of the Company's obligations pursuant to Section 4(b) after a Registration Statement has been filed or after it has become effective or (iii) a suspension pursuant to Section 4(b) of distributors by the Selling Stockholders under an effective Registration Statement, the Rule 144 Sale Date shall be extended beyond the Free Sale Date by a number of days equal to the sum of the total number of Postponement Extension Days plus the total number of Suspension Extension Days.

          SPE:  Sony Pictures Entertainment Inc., a Delaware corporation.
          ---

          Securities Act:  The Securities Act of 1933, as amended, or any
          --------------
successor Federal statute, and the rules and regulations of the Commission promulgated thereunder, as they each may, from time to time, be in effect.

          Selling Stockholder:  Any Holder whose Registrable Shares are included
          -------------------
at the request of such Holder in any Registration Statement filed pursuant to
Section 2.

          Stock Exchange:  As defined in Section 4(a)(ix).
          --------------

          Stockholder Indemnified Parties:  As defined in Section 6(a).
          -------------------------------

          Suspension Extension Days:  means the total number of days by which
          -------------------------
the Company has suspended its obligations with respect to a Registration Statement or suspended sales by the Selling Stockholders under an effective Registration Statement pursuant to Section 4(b).

          Underwritten Offering:  As defined in Section 2(c).
          ---------------------

          All other capitalized terms used herein and not otherwise defined have the meanings ascribed thereto in the Transaction Agreement.

     2.   Demand Registration.
          -------------------

          (a) At any time after the first anniversary of the Closing under the Transaction Agreement, the Holders collectively shall have the right to request registration (a "Demand Registration") under the Securities Act of
                         -------------------
such Holders' Registrable Shares upon the terms and subject to the terms, conditions and limitations set forth herein.

          (b) One or more Holders holding in the aggregate at least 50% of the Registrable Shares then outstanding may elect to exercise the right to request a Demand Registration pursuant to this Section 2 by furnishing the Company with written notice thereof (a "Demand Notice") which sets forth (i) the identity of
                           -------------
each Holder joining in making such Demand Notice and the number of Registrable Shares owned by such Holder, (ii) the number of Registrable Shares requested to be registered and (iii) the proposed method of distribution of such Registrable Shares. Subject in all cases to the terms of this Agreement, the Company shall as soon as practicable, and in any event within either (x) in the case of an offering which is not an Underwritten Offering, 45 days after the date on which the Demand Notice is delivered to the Company or (y) in the case of an Underwritten Offering (either as a result of the requested preference of the initiating Holders or at the Company's election pursuant to Section 2(c)), 90 days after the date on which the Demand Notice is delivered to the Company, file with the Commission and use its commercially reasonable efforts to cause to become effective as promptly as practicable a Registration Statement which shall cover the Registrable Shares specified in the Demand Notice.

          (c) Notwithstanding the preference of the initiating Holders as to the method of distribution of any Registrable Shares that may be set forth in a Demand Notice, the Company, in its sole discretion, may determine that the sale of Registrable Shares pursuant to any Demand Registration be pursuant to a firm commitment underwriting (any such proposed manner of sale an "Underwritten
                                                              ------------
Offering"), the managing underwriter of which shall be a nationally recognized
--------
investment banking firm selected by the Holder Representative and reasonably acceptable to the Company. If the lead managing underwriter of any Underwritten Offering determines in good faith that the aggregate number of Registrable Shares to be offered exceeds the number of shares that could be sold without having an adverse effect on such offering (including the price at which the Registrable Shares may be sold), then, the number of Registrable Shares to be offered for the accounts of the Selling Stockholders shall be reduced or limited in proportion to the respective numbers of Registrable Shares requested to be included by such Selling Stockholders to the extent necessary to reduce the total number of shares to be included in such offering to the amount recommended by such lead managing underwriter. Any shares of the Series A Common Stock proposed to be offered for the account of the Company or securityholders other than the Selling Stockholders shall first be reduced prior to any reduction of Registrable Shares to be offered for the accounts of Selling Stockholders pursuant to the preceding sentence. The Company shall enter into the same underwriting agreement as shall the Selling Stockholders, containing representations, warranties, indemnities, and agreements reasonably acceptable to the Company and substantially similar to those customarily made by an issuer in underwriting agreements with respect to secondary distributions.

          (d) The Company shall be entitled to postpone, for a reasonable period of time not in excess of 90 days the date by which it is required to file such Registration Statement pursuant to Section 2(b), if (i) at any time prior to the filing of such Registration Statement the Company determines, in its reasonable business judgment, that such registration and offering is reasonably likely to (A) materially interfere with or otherwise materially adversely affect any financing, acquisition, material transaction relating to the capital stock of the Company, or other material transaction or development involving the Company or any of its Affiliates, (B) require the disclosure of any material non-public information that the Company has a reasonable business purpose for not disclosing at such time or (C) require the Company to prepare and file with the Commission sooner than otherwise would be required pro forma or other financial statements relating to any proposed transaction and
(ii) the Company gives the Holder Representative written notice of such postponement. Any such notice need not specify the reasons for such postponement if the Company determines, in its reasonable business judgment, that doing so would materially interfere with or materially adversely affect such transaction or development or would result in the disclosure of such material non-public information. The Company shall not be entitled to postpone the filing of a Registration Statement under this Section 2 for more than 90 days during any 12-month period. In the event of such postponement, the Company shall file such Registration Statement as soon as practicable after it shall determine, in its reasonable business judgment, that such registration and offering will not materially interfere with the financing, acquisition or other material transaction described in clause (i) (A) of the first sentence of this Section 2(d) or require the Company to take any of the actions described in clauses
(i)(B) or (C) of the first sentence of this Section 2(d). If the Company shall postpone the filing of any Registration Statement, Selling Stockholders holding in the aggregate 50% or more of the Registrable Shares requested to be included in such Registration Statement shall have the right to withdraw their request for such registration by giving notice to the Company within 15 days of the notice of postponement. Such withdrawal request shall be deemed to apply to all Selling Stockholders who hold Registrable Shares that had been requested to be included in such Registration Statement. In the event that the Selling Stockholders withdraw their request in the foregoing manner, such request shall not be counted for purposes of determining the number of registrations to which Holders are entitled pursuant to Section 3(a)(i) or Section 3(a)(ii) hereof.

          (e) Each Selling Stockholder may, before any underwriting agreement relating to such Selling Stockholder's Registrable Shares is signed or before any Registration Statement becomes effective, withdraw its Registrable Shares from inclusion therein, should the terms of sale not be satisfactory to such Selling Stockholder. If Selling Stockholders holding in the aggregate 50% or more of the Registrable Shares requested to be included in such Registration Statement so withdraw, however, such registration shall be deemed to have occurred for the purposes of Section 3(a)(i) and Section 3(a)(ii) hereof, unless the Selling Stockholders pay (pro rata, in proportion to the number of Registrable Shares requested to be included or in such other proportions as they may agree among themselves) within 20 days after any such withdrawal, all of the out-of-pocket expenses of the Company payable to third parties incurred in connection with such registration (including those specified in Section 5(a) hereof); provided, however, that such registration shall not be deemed to have
         --------  -------
occurred for the purposes of Section 3(a)(i) and 3(a)(ii) hereof, (and such Selling Stockholders shall not be required to pay the expenses of the Company) if (x)(1) at the time of such withdrawal, the Selling Stockholders have learned of a material adverse change in the condition or business of the Company which was not known to the Selling Stockholders at the time the Demand Notice was delivered to the Company and (2) Selling Stockholders holding more than 50% of the number of Registrable Shares for which registration was requested have withdrawn their request for registration within 10 days after learning of such material adverse change or (y) the underwriters limit the number of shares to be included in an Underwritten Offering hereof so that less than 50% of the number of Registrable Shares for which registration was requested by the Selling Stockholders are included in such registration.

     3.   Limitations on Registration Rights
          ----------------------------------.

          (a) Notwithstanding the provisions of Section 2 hereof, the Company shall not be required to effect or maintain any registration if: (i) the Company has (x) previously filed with the Commission two Registration Statements pursuant to Section 2 of this Agreement which have become effective under the Securities Act and (y) performed in all material respects its obligations under
Section 4(a)(iii) with respect to each such Registration Statement; (ii) the Company has previously filed a Registration Statement under the Securities Act pursuant to Section 2 within the six-month period preceding the receipt of a Demand Notice; or (iii) either (x) the total number of Registrable Shares requested to be registered on any Registration Statement shall be less than ten percent (10%) of the Registrable Shares initially issued to Stockholder at the Closing under the Transaction Agreement or (y) the aggregate Market Value of the Registrable Shares requested to be registered is less than $7.5 million; provided, however, that the provisions of this clause (iii) shall not be
--------  -------
applicable in the event (x) such Demand Registration is in respect of all remaining Registrable Shares owned by the Holders, and (y) the Demand Notice pursuant to which such Demand Registration is to be effected was delivered to the Company prior to the sixtieth (60th) day preceding the Rule 144 Sale Date of the date of this Agreement.

          (b) Notwithstanding anything to the contrary contained herein, in the event the Company is required to file a Registration Statement pursuant to a Demand Notice, the Company shall have the option, in lieu of effecting any registration hereunder, of purchasing or causing one or more of its designees to purchase all of the Registrable Shares otherwise required to be included in such Registration Statement, or in lieu of including any portion of such Registrable Shares in a Registration Statement, of purchasing or causing the purchase of such portion of Registrable Shares, in each case, at a price equal to the Market Value thereof (reduced by an amount per share equal to the customary anticipated underwriter or brokerage discounts and commissions (or other items constituting compensation to the anticipated underwriter, agent or broker-dealer), if any, upon such registered offering and any other out-of-pocket expenses that would be payable by a Selling Stockholder to third parties pursuant to Section 5(b)) on the day immediately preceding the date on which the Demand Notice has been given to the Company. Notice of the Company's election to exercise its option hereunder shall be furnished in writing by the Company to the Holder Representative within ten Business Days after the receipt by the Company of the Demand Notice. Payment for any Registrable Shares purchased by the Company hereunder shall be made to each Selling Stockholder in next day funds on a Business Day to be determined by the Company, which shall be within 20 days of the date the Holder Representative receives notice from the Company of the Company's decision to exercise the option provided for in this Section 3(b). Upon any such sale, each Selling Stockholder shall be deemed to have made the same representations and warranties concerning its title to and ownership of its Registrable Shares that are being so purchased and such Selling Stockholder's power and authority to effect such sale as would customarily be made by a selling stockholder to an underwriter in an underwriting agreement with respect to a secondary distribution.

          (c) Provided that the Company shall not have theretofore satisfied its obligations under Section 3(a)(i), during the period beginning on the second anniversary of the Closing Date and ending the third anniversary of the Closing Date (the "Additional Period"), the
           -----------------

Holder Representative may request registration (an "Optional Registration")
                                                    ---------------------
under the Securities Act of Optional Shares upon the terms and subject to the terms, conditions and limitations set forth herein. The Holder Representative shall request an Optional Registration by furnishing the Company with written notice (the "Optional Registration Notice") thereof which sets forth (i) the
             ----------------------------
identity of each Holder joining in making such Demand Notice and the number of Registrable Shares owned by such Holder, (ii) the number of Optional Shares requested to be registered and (iii) the proposed method of distribution of such Optional Shares. The Company may then, in its sole and absolute discretion, either elect to register such Optional Shares in accordance with the terms of this Agreement or decline to register such Optional Shares. The Company shall notify the Holder Representative in writing within 15 days of its receipt of an Optional Registration Notice as to whether the Company will proceed with such registration or decline to register such Optional Shares. If the Company elects to register such Optional Shares, then such Optional Shares shall be deemed to be Registrable Shares for purposes of this Agreement. The Company shall not be required to effect an Optional Registration more than once during the Additional Period. The Holder Representative shall not deliver an Optional Registration Notice during any period specified in Section 3(a)(ii) during which it would not be entitled to deliver a Demand Notice. In the event the Company elects to proceed with such registration, the Optional Registration and Optional Registration Notice shall be deemed and treated for the purposes of this Agreement as a Demand Registration and Demand Notice, respectively.

     4.   Obligations with Respect to Registration.
          ----------------------------------------

          (a) If and whenever the Company is obligated by the provisions of this Agreement to effect the registration of any Registrable Shares under the Securities Act, the Company shall:

               (i) prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto (other than any such amendments or supplements that have been filed to correct any misstatements or omissions in a previously filed Registration Statement or related Prospectus), if reasonably practicable, furnish to the Holder Representative a draft copy of the document to be filed (the "Document") and written notice setting forth the
                               --------
date (the "Filing Date") on which the Company proposes to file such Document
           -----------
(which date shall not be less than four (4) Business Days after the date upon which the Holder Representative is deemed pursuant to Section 8 hereof to have received such Document (including as a Business Day the date of the Holder Representative's deemed receipt of such Document)). If the Holder Representative delivers written notice to the Company prior to the Filing Date setting forth details concerning its reasonable objection to the portions of the Document providing disclosure with respect to the Selling Stockholders or their Affiliates, the Selling Stockholders' beneficial ownership of the securities of the Company or the Selling Stockholders' intended method of disposition of Registrable Shares (such sections, the "Reviewed Sections"), the Company shall
                                        -----------------
not file such Document; following delivery of such written notice of objection the Holder Representative and the Company will seek to reasonably agree upon appropriate disclosure language given the requirements of the Securities Act, and upon such agreement, the Company shall promptly file such revised Document. In the event of such objection, the Company's obligations under this Agreement with respect to the filing of the Registration Statement and its obligations with respect to the declaration and maintenance of its effectiveness will be suspended until the Company and the Holder Representative have come to such an agreement;

          (ii) respond as promptly as practicable to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and as promptly as practicable provide the Holder Representative true and complete copies of all correspondence from and to the Commission relating to the Reviewed Sections of the Registration Statement;

          (iii) subject to Section 4(b), use its diligent efforts to cause the Registration Statement to remain effective, and promptly prepare and file with the Commission any amendments, including post-effective amendments, and supplements to the Registration Statement and to the Prospectus used in connection therewith as may be necessary to keep the Prospectus current and in compliance in all material respects with the provisions of the Securities Act, until the sooner to occur of the sale of all of the Registrable Shares covered by such Registration Statement or the 90th day following the effective date of such Registration Statement; provided, however, that notwithstanding the
                             --------  -------
foregoing, except as provided in the proviso to the definition of Registrable Shares, the Company shall not be required to keep any Registration Statement effective, and no Selling Stockholder shall distribute any shares pursuant thereto if, in the written opinion of counsel to the Company addressed to the Selling Stockholders, the shares may be sold by the Selling Stockholders without registration or restriction;

          (iv) promptly notify the Holder Representative, (A) when a Registration Statement becomes effective, (B) when the filing of a post-effective amendment to a Registration Statement or supplement to the Prospectus is required, when the same is filed, and in the case of a post-effective amendment, when the same becomes effective, (C) of any request by the Commission for any amendment of or supplement to a Registration Statement or any Prospectus relating thereto or for additional information, (D) of the entry of any stop order suspending the effectiveness of such Registration Statement or of the initiation of any proceedings for that purpose and (E) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Shares for sale in any jurisdiction in which a Selling Stockholder has previously notified the Company in writing that it has a good faith intent to sell Registrable Shares, or written notice concerning or the initiation of any proceeding for such purpose;

          (v) furnish, promptly after filing, to the Holder Representative a conformed copy of the Registration Statement to the extent not previously provided as declared effective by the Commission and of each post-effective amendment thereto, and such number of copies of the final Prospectus and of each supplement thereto as may reasonably be required to facilitate the distribution of the Registrable Shares of the Selling Stockholders included in such Registration Statement;

          (vi) use its commercially reasonable efforts to register or qualify, or to cooperate with the Selling Stockholders in connection with the registration or qualification of, the Registrable Shares covered by a Registration Statement under the securities or blue sky laws of such jurisdictions in the United States as the Selling Stockholders shall reasonably request, and do any and all other acts and things which may be reasonably necessary and advisable to enable each Selling Stockholder whose Registrable Shares are covered by such Registration Statement to consummate the disposition in such jurisdictions of such Registrable Shares in accordance with a method of distribution described in such Registration Statement; provided,
                                                                   --------
however, that the Company shall in no event be required to qualify to do
-------
business as a foreign corporation or as a dealer in any jurisdiction where it is not so qualified, to conform its capitalization or the composition of its assets at the time to the securities or blue sky laws of such jurisdiction, to execute or file any general consent to service of process under the laws of any jurisdiction, to take any action that would subject it to service of process in suits other than those arising out of the offer and sale of the Registrable Shares covered by such Registration Statement, or to subject itself to taxation in any jurisdiction where it has not theretofore done so;

               (vii) use its commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (A) any order suspending the effectiveness of the Registration Statement or (B) any suspension of the qualification (or exemption from qualification) of any Registrable Shares for sale in any jurisdiction in which a Selling Stockholder has previously notified the Company in writing it has a good faith intent to sell Registrable Shares; provided, however, that the Company shall in no event be required to qualify to
--------  -------
do business as a foreign corporation or as a dealer in any jurisdiction where it is not so qualified, to conform its capitalization or composition of its assets at the time to the securities or blue sky laws of such jurisdiction, to execute or file any general consent to service of process under the laws of any jurisdiction, to take any action that would subject it to service of process in suits other than those arising out of the offer and sale of the Registrable Shares covered by such Registration Statement, or to subject itself to taxation in any jurisdiction where it has not theretofore done so;

               (viii) use its diligent efforts to obtain, from its independent certified public accountants, a "cold comfort" letter in customary form and covering such matters of the type customarily covered by cold comfort letters, and use its reasonable best efforts to obtain from its counsel an opinion or opinions in customary form; and

               (ix) use its best efforts to cause such Registrable Shares covered by a Registration Statement to be listed on the principal exchange or exchanges or qualified for trading on the principal over-the-counter market on which the Series A Common Stock is then listed or traded (the "Stock Exchange")
                                                               --------------
upon the sale of such Registrable Shares pursuant to such Registration
Statement.

          (b) Notwithstanding anything to the contrary contained herein, if at any time after the filing of a Registration Statement or after it is declared effective by the Commission, the Company determines, in its reasonable business judgment, that such registration and offering is reasonably likely to (i) materially interfere with or otherwise materially adversely affect any financing, acquisition, material transaction relating to the capital stock of the Company, or other material transaction or development involving the Company or any of its Affiliates, (ii) require the disclosure of any material non-public information that the Company has a reasonable business purpose for not disclosing or (iii) require the Company to prepare and file with the Commission sooner than otherwise would be required pro forma or other financial statements relating to any proposed transaction, then the Company may require the suspension by each Selling Stockholder of the distribution of any of the Registrable Shares by giving written notice to the Holder Representative. Any such notice need not specify the reasons for such suspension if the Company determines, in its reasonable business judgment, that doing so would interfere with or adversely affect such transaction or development or would result in the disclosure of such material non-public information. The Company shall not be entitled to require Selling Stockholders to suspend the distribution of Registrable Shares under this Section 4 for more than 120 days in any 12-month period. In the event that such notice is given, then until the Company has determined, in its reasonable business judgment, that such registration and offering would no longer materially interfere with the matters described in clause (i) of the first sentence of this Section 4(b) or require the Company to take any actions described in clauses (ii) or (iii) of the first sentence of this Section 4(b) and has given notice thereof to the Holder Representative, the Company's obligations under Section 2(b), if the Registration Statement has not become effective, or under Section 4(a)(iii), if the Registration Statement has become effective, will be suspended. In the event of a suspension pursuant to this Section 4(b) after a Registration Statement has been declared effective, the 90-day period of effectiveness of such Registration Statement referred to in
Section 4(a)(iii) will be extended by a number of days equal to the total number of days for which the distribution of Registrable Shares included in such Registration Statement by the Selling Stockholder has been suspended under this
Section 4(b); provided, however, that, notwithstanding the foregoing, the
              --------  -------
Company shall not be required to maintain the effectiveness of any registration statement after the 60/th/ day following the Rule 144 Sale Date.

          (c) The Company's obligations under this Agreement to a Selling Stockholder shall be conditioned upon such Selling Stockholder's compliance with the following:

               (i) such Selling Stockholder shall cooperate with the Company in connection with the preparation of the Registration Statement and the Company's efforts to cause such Registration Statement to be declared effective by the Commission as promptly as practicable, and for so long as the Company is obligated to keep the Registration Statement effective, such Selling Stockholder will promptly provide to the Company, in writing, for use in the Registration Statement, all information regarding such Selling Stockholder and such other information as is reasonably necessary to enable the Company to prepare the Registration Statement and Prospectus covering the Registrable Shares (including, without limitation, providing to the Company any such information as may be necessary for the Company to respond to the comments of the Commission) and to maintain the currency and effectiveness thereof;

               (ii) such Selling Stockholder shall enter into such agreements with the Company and any underwriter, broker-dealer or similar securities industry professional, as applicable, containing representations, warranties, indemnities and agreements as are in each case customarily entered into and made by selling stockholders, and will use its reasonable best efforts to cause its counsel to give any legal opinions customarily given, in secondary distributions under similar circumstances;

               (iii) during such time as such Selling Stockholder may be engaged in a distribution of the Registrable Shares, such Selling Stockholder will comply with all applicable laws, including but not limited to Regulation M promulgated under the Exchange Act and will, among other things: (A) not engage in any stabilization activity in connection with the securities of the Company in contravention of such laws or regulations; (B) distribute the Registrable Shares owned by such Selling Stockholder solely in the manner described in the Registration Statement; (C) not bid for or purchase any securities of the Company or attempt to induce any person to purchase any securities of the Company other than as permitted under the Exchange Act; and (D) cause to be furnished to each underwriter, agent or broker-dealer to or through whom the Registrable Shares owned by such Selling Stockholder may be offered, or to the offeree if an offer is made directly by the Selling Stockholder, such copies of the Prospectus (as amended and supplemented to such date) and documents incorporated by reference therein as may be required by such underwriter, agent, broker-dealer or offeree;

               (iv) on notice from the Company of the happening of any of the events specified in clauses (B), (C), (D) or (E) of Section 4(a)(iv), or that, as set forth in Section 4(b), it requires the suspension by such Selling Stockholder of the distribution of any of the Registrable Shares, then such Selling Stockholder shall cease offering or distributing the Registrable Shares until such time as the Company notifies the Holder Representative in writing that the offering and distribution of the Registrable Shares may recommence and, if so requested by the Company, will deliver to the Company, at the expense of the Company, all copies of the prospectus covering the Registrable Shares in its possession at the time of its receipt of notice to suspend such distribution; provided, in the event any Selling Stockholder is required to cease offering or
--------
distributing Registrable Shares pursuant to this Section 4(c)(iv), the 90-day period of effectiveness of the Registration Statement referred to in Section 4(a)(iii) will be extended by a number of days equal to the total number of days for which the distribution of Registrable Shares included in such Registration Statement by such Selling Stockholder has been suspended under this Section 4(c)(iv); provided, however, that, notwithstanding the foregoing, the Company
          --------  -------
shall not be required to maintain the effectiveness of any registration statement after the 60/th/ day following the Rule 144 Sale Date; and

               (v) such Selling Stockholder will provide such information and take all such other actions as the Company shall reasonably request in order to permit the Company to comply with all applicable requirements of law and to effect the registration of the Registrable Shares.

     5.   Expenses of Registration.
          ------------------------

          Subject to Section 2(e), all expenses in connection with any Registration Statement, any qualification or compliance with federal or state laws required in connection therewith, and the distribution of the Registrable Shares shall, as between the Selling Stockholders and the Company, be borne as follows:

          (a) The Company shall pay and be responsible for the registration, qualification and filing fee payable under the Securities Act, any fees payable to the Stock Exchange, blue sky fees and expenses, if applicable (subject to the limitations set forth in Section 4(a)(vi)), printing fees and all fees and disbursements of the Company's counsel and accountants (including expenses related to obtaining any required "cold comfort" letters) as well as the reasonable fees and disbursements of one special counsel to the Selling Stockholders (who shall be selected by the Holder Representative and reasonably acceptable to the Company), reasonable messenger, telephone and delivery expenses and the fees and expenses of all other persons retained by the Company. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any audit, and the fees and expenses incurred in connection with the listing of the Registrable Shares on the Stock Exchange as required hereunder. Solely at its discretion, the Company may, in lieu of engaging the services of a financial printing company with respect to the Registration Statement or the Prospectus, arrange for the photocopying thereof, in which event the Company will bear the applicable photocopying costs.

          (b) The Selling Stockholders shall pay all fees and disbursements of their own advisers (other than the counsel to the Selling Stockholders provided for in Section 5(a)), all stock transfer fees (including the cost of all transfer tax stamps) or expenses, if any, and all other expenses (including underwriting or brokerage discounts, commissions and fees) related to the distribution of the Registrable Shares. In addition, the Selling Stockholders shall be responsible for all of their internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties).

     6.   Indemnification.
          ---------------

          (a) The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, each Selling Stockholder, its officers, directors and employees and each Person, if any, who controls such Selling Stockholder within the meaning of either the Securities Act or the Exchange Act and the officers, directors and employees of each such controlling person (collectively, the "Stockholder Indemnified Parties") from and against any losses, claims, damages
 -------------------------------
or liabilities (collectively "Losses"), joint or several, to which such
                              ------
Stockholder Indemnified Parties may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or any violation by the Company of any federal or state securities laws, rules or regulations in connection with the offering covered by the Registration Statement; and, subject to Section 6(c), the Company will reimburse such Stockholder Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Losses; provided, however, that the Company
                                            --------  -------
will not indemnify or hold harmless any Stockholder Indemnified Party from or against any such Losses (i) that arise out of or are based upon any violation of any federal or state securities laws, rules or regulations committed by such Stockholder Indemnified Party (or any agent, broker-dealer or underwriter engaged by such Stockholder Indemnified Party) or in the case of a non-underwritten offering, any failure by such Selling Stockholder (or any such agent, broker-dealer or underwriter) to give any purchaser of Registrable Shares at or prior to the written confirmation of such sale, a copy of the most recent Prospectus or (ii) if the untrue statement, omission or allegation thereof upon which such Losses or expenses are based (x) was made in reliance upon and in conformity with the written information provided by or on behalf of such Stockholder Indemnified Party specifically for use or inclusion in the Registration Statement or any Prospectus, or (y) was made in any Prospectus used after such time as the Company advised such Selling Stockholder that the filing of a post- effective amendment or supplement thereto was required, except the Prospectus as so amended or supplemented, or (z) was made in any Prospectus used after such time as the obligation of the Company hereunder to keep the Registration Statement effective and current has expired or been suspended.

          (b) Each Selling Stockholder severally agrees to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its officers, directors and employees and each Person, if any, who controls the Company within the meaning of either the Securities Act or the Exchange Act and the officers, directors and employees of each such controlling Person (the "Company
                                                              -------
Indemnified Parties"), from and against any Losses, joint or several, to which
-------------------
the Company Indemnified Parties may become subject, insofar as such Losses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, if the statement or omission was made in reliance upon and in conformity with the written information provided by or on behalf of such Selling Stockholder or any Person who controls such Selling Stockholder within the meaning of either the Securities Act or the Exchange Act specifically for use or inclusion in the Registration Statement or any Prospectus; or (ii) the use of any Prospectus after such time as the Company has advised such Selling Stockholder in writing that the filing of a post-effective amendment or supplement thereto is required, except the Prospectus as so amended or supplemented, or (iii) the use of any Prospectus after such time as the obligation of the Company hereunder to keep the Registration Statement effective and current has expired or been suspended, or (iv) any violation by such Selling Stockholder or any person who controls such Selling Stockholder within the meaning of either the Securities Act or the Exchange Act of any federal or state securities law or rule or regulation thereunder in connection with any offering covered by a Registration Statement or in the case of a non-underwritten offering, any failure by such Selling Stockholder to give any purchaser of Registrable Shares at or prior to the written confirmation of such sale, a copy of the most recent Prospectus; and, subject to Section 6(c), such Selling Stockholder will reimburse such Company Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Losses. For purposes of clause (i) of the preceding sentence and clause (ii) of the last sentence of Section 6(a), but without limiting the generality thereof, any information concerning any Stockholder Indemnified Party or included in any Reviewed Section in any Registration Statement or Prospectus which is provided to the Holder Representative for its review pursuant to
Section 4(a)(i) and to which the Holder Representative has not, prior to the Filing Date, provided written notice of objection to the Company with respect to the information contained therein, shall be deemed to have been provided in writing by such Selling Stockholder specifically for use in such Registration Statement or Prospectus. Notwithstanding the foregoing, no Selling Stockholder shall be liable under this Section 6(b) for any amounts exceeding the net proceeds received by such Selling Stockholder from the sale of such Selling Stockholder's Registrable Shares.

          (c) Each party entitled to indemnification under this Section 6 (the "Indemnified Party") shall give notice to the party required to provide
 -----------------
indemnification (the "Indemnifying Party") promptly after such Indemnified Party
                      ------------------
has actual knowledge of any claim as to which indemnity may be sought, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel and the payment of all fees and expenses. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party from its obligations to indemnify such Indemnified Party, except to the extent the Indemnified Party's failure so to notify actually prejudices the Indemnifying Party's ability to defend against such claim, action or proceeding. The Indemnified Party shall have the right to employ separate counsel in any such action or proceeding and to participate in the defense thereof, but the fees and expenses of such separate counsel shall be such Indemnified Party's expense unless (i) the Indemnifying Party has agreed to pay such fees and expenses or (ii) the named parties to any such action or proceeding (including any impleaded parties) include an Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised in writing by counsel that there may be a conflict of interest between such Indemnified Party and the Indemnifying Party in the conduct of the defense of such action (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not assume the defense of such action or proceeding on such Indemnified Party's behalf, it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties, which firm shall be designated in writing by the Holder Representative or the Company as the case may be). No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the written consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation. The Indemnifying Party shall not be liable for any settlement of any such action or proceeding effected without its written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Indemnifying Party shall indemnify and hold harmless the Indemnified Party from and against any Loss by reason of such settlement or judgment. Unless the Indemnifying Party is in good faith objecting to the Indemnified Party's claim to its entitlement to indemnification hereunder, the Indemnifying Party shall reimburse the Indemnified Party for all fees and expenses actually paid by it and for which it is entitled to indemnity hereunder (including reasonable fees and expenses to the extent incurred in good faith in connection with investigating or preparing to defend such proceeding in a manner not inconsistent with this Section 6(c)), as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party (which notice shall provide documentation reasonably acceptable to the Indemnifying Party as to such fees and expenses for which such Indemnified Party is entitled to indemnification hereunder), which notice shall in good faith be delivered no more frequently than on a monthly basis.

          (d) If the indemnification provided for under this Section 6 is unavailable to or insufficient to hold the Indemnified Party harmless under subparagraphs (a) or (b) above in respect of any Losses referred to therein for any reason other than as specified therein, then the Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and such Indemnified Party on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by or on behalf of (or omitted to be supplied by or on behalf of) the Company or the Selling Stockholders, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission and any other equitable considerations appropriate under the circumstances. The amount paid or payable by an Indemnified Party as a result of the Losses referred to above in this subsection (d) shall be deemed to include any reasonable legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. The parties hereto agree that it would not be just and equitable if the contributions pursuant to this Section 6(d) were determined by pro rata allocation or any other method of allocation that does not take into account the equitable considerations referred to herein. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding the foregoing, no Selling Stockholder will be required to contribute any amounts hereunder to the extent such amount, when aggregated with all amounts such Selling Stockholder has paid pursuant to Section 6(b), exceeds the aggregate net proceeds received by such Selling Stockholder from the sale of such Selling Stockholder's Registrable Shares. The indemnity and contribution agreements contained herein are in addition to any other liabilities of the parties pursuant to the provisions of this Agreement.

          (e) Upon payment to it of all amounts to which it is entitled pursuant to this Section 6, the Indemnified Party shall irrevocably assign to the Indemnifying Party all rights (legal and equitable) it may have against any other Person (including, in the case of a Selling Stockholder, against any other Selling Stockholder) relating to the matters which were subject to the claim for indemnification hereunder, together with such Indemnified Party's rights with respect to any insurance or similar arrangements relating to the claim from which such claim for indemnification arose.

          (f) The amount of any Losses of an Indemnified Party hereunder shall be reduced by the amount paid in respect of such claim pursuant to any insurance policy or similar arrangement or pursuant to any indemnification agreement in respect of any such claim provided by any other Person.

     7.   Rule 144. With a view to making available the benefits of certain
          --------
rules and regulations of the Commission which may at any time permit the sale of the Registrable Shares to the public without registration, the Company agrees to use commercially reasonable efforts to:

          (a) make and keep public information available, as such terms are understood and defined in Rule 144 or any similar or analagous rule promulgated under the Securities Act;

          (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

          (c) as long as a Holder owns any Registrable Shares, furnish to the Holder forthwith upon a request by a Holder in connection with such Holder's proposed sale of Registrable Shares pursuant to Rule 144 of the Securities Act a written statement by the Company as to its compliance with the reporting requirements of said Rule 144.

     8.   Notices. All notices, requests, demands, waivers and other
          -------
communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or mailed, certified or registered mail with postage prepaid, or sent by telex, telegram or telecopier, as follows:

               (a)  if to the Company:

                         Liberty Digital, Inc.
                         1100 Glendon Avenue
                         Suite 2000
                         Los Angeles, California 90024
                         Attention: Chief Financial Officer
                         Facsimile: (310) 209-3660
                         with a copy to:

                         Baker Botts L.L.P.
                         599 Lexington Avenue
                         New York, NY 10022
                         Attention: Frederick H. McGrath, Esq.
                         Facsimile: (212) 705-5125

               (b)  if to Stockholder or any Holder:
                         Sony Pictures Cable Ventures I Inc.
                         Culver Studios, Building C
                         Suite 211
                         Culver City, CA 90232-3195
                         Attention: President
                         Facsimile: (310) 202-3404
                         with a copy to:

                         Sony Pictures Entertainment Inc.
                         10202 West Washington Boulevard
                         Culver City, CA 90232
                         Attention: General Counsel
                         Facsimile: (310) 244-1797

or to such other person or address as any party shall specify by notice in writing to the other party. All notices and other communications given to a party in accordance with the provisions of this Agreement shall be deemed to have been received (i) three Business Days after the same are sent by certified or registered mail, postage prepaid, return receipt requested, (ii) when delivered by hand or transmitted by telecopy (which is confirmed) or (iii) one Business Day after the same are sent by a reliable overnight courier service, with acknowledgment of receipt requested. Notwithstanding the preceding sentence, notice of change of address shall be effective only upon actual receipt thereof.

     9.   Amendment. Any provision of this Agreement may be amended or
          ---------
modified in whole or in part at any time by an agreement in writing among the Company and the Holders who hold a majority of the Registrable Shares then outstanding, executed in the same manner as this Agreement. No consent, waiver or similar act shall be effective unless in writing.

     10.  Entire Agreement. This Agreement constitutes the entire agreement
          ----------------
among the parties hereto and supersedes all prior agreements and understandings, oral and written, among the parties hereto with respect to the subject matter hereof.

     11.  Counterparts. This Agreement may be executed in two or more
          ------------
counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     12.  Governing Law. This Agreement shall be governed by and interpreted in
          -------------
accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of laws.

     13.  Assignment. Prior to the first anniversary of the execution of this
          ----------
Agreement, Stockholder may not assign its rights under this Agreement without the prior written consent of the Company except to an Affiliate of SPE to which Registrable Shares have been transferred pursuant to Section 10.11 of the Transaction Agreement and who agrees in writing (such writing to be reasonably acceptable to the Company) to become a party to this Agreement and agrees to be bound by the terms and conditions of this Agreement. Following the first anniversary of the execution of this Agreement, Stockholder may assign without the prior written consent of the Company all or part of its rights under this Agreement to any Person to whom Stockholder has sold, transferred or assigned Registrable Shares; provided, that such Person agrees in writing (such writing
                    --------
to be reasonably acceptable to the Company) to become a party to this Agreement and agrees to be bound by the terms and conditions of this Agreement. Notwithstanding the foregoing, in the event of any assignment pursuant to this
Section 13, Stockholder (or, to the
extent written notice thereof is provided to the Company at such time, a single designee of Stockholder, which Person is reasonably acceptable to the Company) shall be appointed as representative (Stockholder or such designee of Stockholder, the "Representative") of all Holders for the purpose of exercising
                  --------------
the registration rights provided herein and the Company shall not be required to give any Person, other than the Representative, any notice pursuant to this Agreement or be obliged to take any instruction from any Person other than the Representative. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     14.  Stop Transfer; Legend. So long as applicable, a stop transfer order
          ---------------------
will be placed on the stock transfer books of the Company respecting the certificates evidencing the Registrable Shares, and each certificate representing any portion of the Registrable Shares shall contain, be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

          THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND PURSUANT TO THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR UNLESS THE CORPORATION RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES, REASONABLY SATISFACTORY TO THE CORPORATION, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT AND THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS.

          THE SALE, TRANSFER OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF THE MEMBERSHIP INTEREST PURCHASE AGREEMENT, DATED FEBRUARY 23, 2001, COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION.

15.  Delays or Omissions. It is agreed that no delay or omission to exercise any
     -------------------
right, power, or remedy accruing to any party, upon any breach, default or noncompliance of the other party under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on any party's part of any breach, default or noncompliance by the other party under this Agreement or any waiver on any party's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to the parties, shall be cumulative and not alternative. No failure or delay by a party in exercising any right, power or privilege hereunder will operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

                           [Signatures on next page]

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                              LIBERTY DIGITAL, INC.


                              By: /s/ Craig Enenstein
                                 --------------------
                                 Craig Enenstein
                                 Senior Vice President



                              SONY PICTURES CABLE VENTURES I INC.



                              By: /s/ Leah Weil
                                 --------------
                                 Leah Weil
                                 Senior Vice President and Assistant Secretary



                              TGSC MANAGEMENT, INC.


                              By:  /s/ Leah Weil
                                 ------------------
                                 Leah Weil
                                 Senior Vice President and Assistant Secretary